Exhibit 99.1

General Steel Announces Third Quarter 2010 Results

BEIJING, November 8, 2010 -- General Steel Holdings, Inc. (“General Steel” or “the Company”) (NYSE: GSI), one of China’s leading non-state-owned producers of steel products and aggregators of domestic steel companies, today announced its financial results for the third quarter ended September 30, 2010.

Highlights from the Third Quarter of 2010:

-- Gross margin improved to 3.4% from 1.5% in the previous quarter

-- Income from operations increased to $6.0 million for the third quarter from a loss of $6.3 million in the second quarter and a loss of $6.4 million in the first quarter of 2010

-- The Company formed a new joint venture Tianwu General Steel Material Trading Co., Ltd. (“Tianwu JV”) with Tianjin Materials and Equipment Group Corporation (“TME Group”)

“In a challenging market, we witnessed continued strong demand for our steel products and a subsequent gross margin improvement for our business,” said General Steel Chairman and Chief Executive Officer Henry Yu. “This quarter we focused on cost-saving measures to improve profitability that included cutting production of less efficient blast furnaces at our Longmen Joint Venture. At the same time, this quarter we announced the successful formation of a new joint venture with Tianjin Materials and Equipment Group. This newly formed joint venture will give us more flexibility and better quality in our supply of raw materials, something especially important in an industry experiencing volatile raw material costs. We believe that in addition to improving our gross margin, this joint venture is aligned with our long-term strategy of increasing profitability and delivering long-term shareholder value.”

Selected Financial Results for the Third Quarter

Total revenues for the third quarter of 2010 decreased 5.0% to $460.3 million from $484.8 million in the third quarter of 2009.

The decrease in total revenues was predominantly due to changes in the operating model at General Steel (China) Co., Ltd., one of our steel-related subsidiaries, and only executing processing contracts at our subsidiary Maoming Hengda Steel Company, Ltd., which generated less sales revenue.

Cost of Sales

Total cost of sales for the third quarter of 2010 slightly decreased to $444.7 million from $445.0 million in the third quarter of 2009.

Cost of sales principally consists of the cost of raw materials, labor, utilities, manufacturing costs, manufacturing-related depreciation and other fixed costs. The decrease in cost of sales was primarily due to lower shippment volume..

Gross Profit

Gross profit for the third quarter of 2010 decreased 60.8% year-over-year to $15.6 million from $39.7 million in the third quarter of 2009. Gross margin for the third quarter of 2010 was 3.4%, compared to 8.2% in the third quarter of 2009.

The Company noted that gross profit was adversely affected by a decrease in total revenue as well as the relatively high price of iron ore and coke during the third quarter of 2010.

Gross margin improved in the third quarter 2010 to 3.4% compared to 1.5% in the second quarter and 1.3% in the first quarter of 2010 primarily due to the Company’s Longmen Joint Venture cutting production of less efficient blast furnaces in the third quarter of 2010, which helped to lower production costs and expand gross profit margin.

Operating Expenses

Selling, general and administrative expenses for the third quarter of 2010 decreased 8.8% to $9.6 million, compared to $10.5 million in the third quarter of 2009. Selling, general and administrative expenses were 2.1% and 2.2% of total revenues in the third quarter of 2010 and 2009, respectively. The decrease is mainly due to the decrease in freight expenses and agent fees..

Income from Operations

Income from operations increased to $6.0 million for the third quarter 2010 from a loss of $6.3 million in the second quarter of 2010 and a loss of $6.4 million in the first quarter of 2010. The increase in income from operations was primarily due to the improvement of gross margin.

Finance and Interest Expense

Finance and interest expenses for the third quarter of 2010 were $10.2 million, compared to $4.2 million in the third quarter of 2009. The Company noted that the interest expense increase was caused by additional finance to stockpile raw material inventory.

Net Income (Loss)

Net loss attributable to General Steel for the third quarter of 2010 was $2.3 million compared to a net income of $10.4 million in the third quarter of 2009.

Basic and diluted losses per share for the third quarter of 2010 were $0.04 compared to basic and diluted earnings per share of $0.23 in the third quarter of 2009.

Balance Sheet

As of September 30, 2010, General Steel had cash and restricted cash of $228.3 million, compared to $274.2 million as of December 31, 2009. Accounts receivable were $21.2 million as of September 30, 2010, compared to $8.5 million as of December 31, 2009.

The Company had an inventory balance of $250.8 million as of September 30, 2010 compared to $208.1 million on December 31, 2009.  This balance is comprised of $182.7 million in raw materials and $68.1 million in finished products.

On August 5, 2010, the remaining outstanding notes from the Company’s December 13, 2007 private placement were converted into a total of 1,559,676 shares of the Company’s Common Stock. As of the date hereof, all of the convertible promissory notes issued on December 13, 2007 have been converted into Common Stock.

Conference Call

General Steel management will hold an earnings conference call at 8:00 a.m. U.S. Eastern Time on November 8, 2010 (9:00 p.m. Beijing/Hong Kong Time). Management will discuss results and highlights from the quarter and answer questions. The dial-in number and passcode for the conference call are as follows:

U.S. Toll Free: +1-800-860-2442
Passcode: General Steel Holdings

Additionally, a live and archived web-cast of this call will be available on the Investor Relations section of General Steel’s website at www.gshi-steel.com

About General Steel Holdings, Inc.

General Steel Holdings, Inc., (NYSE: GSI), headquartered in Beijing, China, operates a diverse portfolio of Chinese steel companies. With 6.3 million metric tons aggregate production capacity, its companies serve various industries and produce a variety of steel products including rebar, hot-rolled carbon and silicon sheet, high-speed wire and spiral-weld pipe. General Steel Holdings, Inc. has steel operations in Shaanxi and Guangdong provinces, Inner Mongolia Autonomous Region and Tianjin municipality. For more information, please visit www.gshi-steel.com.

Information Regarding Forward-Looking Statements

This press release may contain certain forward-looking statements within the meaning of the Private Securities Litigation Reform Act of 1995. These statements are based on management's current expectations or beliefs about future events and financial, political and social trends and assumptions it has made based on information currently available to it. The Company cannot assure that any expectations, forecasts or assumptions made by management in preparing these forward-looking statements will prove accurate, or that any projections will be realized. Such forward-looking statements may be affected by inaccurate assumptions or by known or unknown risks or uncertainties. Actual results may vary materially from those expressed or implied by the statements herein. For factors that could cause actual results to vary, perhaps materially, from these forward-looking statements, please refer to the Company's Form 10-K, filed with the Securities and Exchange Commission, and other subsequent filings. Forward-looking statements contained herein speak only as of the date of this release. The Company does not undertake any obligation to update or revise publicly any forward-looking statements, whether to reflect new information, future events or otherwise.

For investor and media inquiries, please contact:

In China:

Ms. Jing Ou-Yang
General Steel Holdings, Inc.
Tel: +86-10-5879-7346
Email: jing.ouyang@gshi-steel.com

Mr. Justin Knapp
Ogilvy Financial, Beijing
Tel: +86-10-8520-6556
Email: gsi@ogilvy.com

In the United States:

Ms. Jessica Barist Cohen
Ogilvy Financial, New York
Tel: +1-646-460-9989
Email: gsi@ogilvy.com

GENERAL STEEL HOLDINGS INC. AND SUBSIDIARIES
CONSOLIDATED BALANCE SHEETS
AS OF SEPTEMBER 30, 2010 AND DECEMBER 31, 2009
(In thousands, except per share data)

ASSETS
	September 30,	December 31,
	2010	2009
	(Unaudited)
CURRENT ASSETS:
Cash	$41,778.00	$82,118.00
Restricted cash	186,523.00	192,041.00
Notes receivable	67,132.00	29,185.00
Restricted notes receivable	12,752.00	-
Accounts receivable, net	21,215.00	8,525.00
Other receivables, net	13,278.00	7,729.00
Other receivables - related parties	56,586.00	32,670.00
Inventories	250,758.00	208,087.00
Advances on inventory purchase	42,139.00	28,407.00
Advances on inventory purchase - related parties	48,007.00	2,995.00
Prepaid expense	4,358.00	691.00
Prepaid value added tax	17,500.00	19,488.00
Deferred tax assets	8,900.00	3,341.00
Total current assets	770,926.00	615,277.00

PLANT AND EQUIPMENT, net	584,948.00	555,111.00

OTHER ASSETS:
Advances on equipment purchase	20,435.00	8,419.00
Investment in unconsolidated subsidiaries	13,712.00	20,022.00
Long-term deferred expense	608.00	2,069.00
Intangible assets, net of accumulated amortization	23,568.00	23,733.00
Note issuance cost	-	406.00
Plant and equipment to be disposed	2,443.00	3,026.00
Total other assets	60,766.00	57,675.00

TOTAL ASSETS	$1,416,640.00	$1,228,063.00

LIABILITIES AND EQUITY

CURRENT LIABILITIES:
Short term notes payable	$302,112.56	$254,608.00
Accounts payable	174,011.64	158,126.00
Accounts payable - related parties	65,756.00	48,151.00
Short term loans - bank	178,121.99	148,968.00
Short term loans - others	100,707.00	110,358.00
Short term loans - related parties	92,814.00	11,751.00
Other payables and accrued liabilities	13,921.65	16,222.00
Other payable - related parties	22,614.71	3,706.00
Customer deposit	190,690.82	208,765.00
Customer deposit - related parties	47,808.69	3,791.00
Deposit due to sales representatives	45,845.04	49,544.00
Taxes payable	2,194.81	6,921.00
Distribution payable to former shareholders	13,071.43	16,434.00
Total current liabilities	1,249,670.33	1,037,345.00

CONVERTIBLE NOTES PAYABLE, net of debt discount of $0 and $2,250
as of September 30, 2010 and December 31, 2009, respectively	-	1,050.00

DERIVATIVE LIABILITIES	7,048.60	23,340.00

Total liabilities	1,256,718.93	1,061,735.00

COMMITMENT AND CONTINGENCIES

EQUITY:
Preferred stock, $0.001 par value, 50,000,000 shares authorized, 3,092,899 shares
issued and outstanding as of September 30, 2010 and December 31, 2009, respectively	3.00	3.00
Common Stock, $0.001 par value, 200,000,000 shares authorized, 54,678,083 and 51,618,595 shares issued and outstanding as of September 30, 2010
and December 31, 2009, respectively	56.00	52.00
Paid-in-capital	104,510.00	95,588.00
Statutory reserves	6,341.00	6,162.00
Accumulated deficits	(26,307.00)	(16,411.00)
Accumulated other comprehensive income	10,860.00	8,336.00
Total shareholders' equity	95,463.00	93,730.00

NONCONTROLLING INTERESTS	64,459.00	72,598.00

Total equity	159,922.00	166,328.00

TOTAL LIABILITIES AND EQUITY	$1,416,640.93	$1,228,063.00

	(0.93)	-

GENERAL STEEL HOLDINGS, INC. AND SUBSIDIARIES
CONSOLIDATED STATEMENTS OF OPERATION AND OTHER COMPREHENSIVE INCOME (LOSS)
(UNAUDITED)
(In thousands, except per share data)

	Three months ended September 30,		Nine months ended September 30,
	2010	2009	2010	2009
REVENUES	$340,703.00	$361,652.00	$1,041,504.00	$875,374.00

REVENUES - RELATED PARTIES	119,574.00	123,100.00	373,475.00	341,119.00

TOTAL REVENUES	460,277.00	484,752.00	1,414,979.00	1,216,493.00

COST OF REVENUES	338,931.00	340,483.00	1,025,944.00	822,392.00

COST OF REVENUES - RELATED PARTIES	105,754.00	104,534.00	360,350.00	318,946.00

TOTAL COST OF REVENUES	444,685.00	445,017.00	1,386,294.00	1,141,338.00

GROSS PROFIT	15,592.00	39,735.00	28,685.00	75,155.00

SELLING, GENERAL AND ADMINISTRATIVE EXPENSES	9,562.00	10,487.00	35,380.00	29,219.00

INCOME (LOSS) FROM OPERATIONS	6,030.00	29,248.00	(6,695.00)	45,936.00

OTHER INCOME (EXPENSE)
Interest income	1,739.00	826.00	3,476.00	2,468.00
Finance/interest expense	(10,190.00)	(4,174.00)	(37,617.00)	(18,422.00)
Change in fair value of derivative liabilities	(1,089.00)	(616.00)	13,579.00	(23,228.00)
Gain from debt extinguishment	-	-	-	2,932.00
Government grant	1,381.00	-	1,381.00	3,433.00
Income from equity investments	839.00	963.00	5,595.00	3,661.00
Other non-operating (expense) income, net	(350.00)	(2,985.00)	217.00	(2,332.00)
Total other expense, net	(7,670.00)	(5,986.00)	(13,369.00)	(31,488.00)

(LOSS) INCOME BEFORE PROVISION FOR INCOME TAXES
AND NONCONTROLLING INTEREST	(1,640.00)	23,262.00	(20,064.00)	14,448.00

PROVISION FOR INCOME TAXES
Current	5,332.00	6,717.00	860.00	12,451.00
Deferred	(5,224.00)	(2,925.00)	(5,559.00)	(5,265.00)
Total provision (benefit) for income taxes	108.00	3,792.00	(4,699.00)	7,186.00

NET (LOSS) INCOME BEFORE NONCONTROLLING INTEREST	(1,748.00)	19,470.00	(15,365.00)	7,262.00

Less: Net income (Loss) attributable to noncontrolling interest	513.00	9,088.00	(5,469.00)	21,421.00

NET (LOSS) INCOME ATTRIBUTABLE TO CONTROLLING INTEREST	(2,261.00)	10,382.00	(9,896.00)	(14,159.00)

OTHER COMPREHENSIVE INCOME (LOSS)
Foreign currency translation adjustments	2,462.00	(246.00)	2,524.00	(174.00)
Comprehensive income attributable to noncontrolling interest	1,077.00	1,440.00	1,241.00	334.00

COMPREHENSIVE INCOME (LOSS)	$1,278.00	$11,576.00	$(6,131.00)	$(13,999.00)

WEIGHTED AVERAGE NUMBER OF SHARES
Basic	53,941,191.00	44,973,882.00	52,576,928.00	40,295,924.00
Diluted	53,941,191.00	45,750,152.00	52,576,928.00	40,295,924.00

(LOSS) EARNINGS PER SHARE
Basic	$(0.04)	$0.23	$(0.19)	$(0.35)
Diluted	$(0.04)	$0.22	$(0.19)	$(0.05)

GENERAL STEEL HOLDINGS, INC. AND SUBSIDIARIES
CONSOLIDATED STATEMENTS OF CHANGES IN EQUITY
(In thousands, except per share data)

						Retained earnings / Accumulated deficits			Accumulated other
	Preferred stock		Common stock		Paid-in	Statutory		Contribution	comprehensive	Noncontrolling
	Shares	Par value	Shares	Par value	capital	reserves	Unrestricted	receivable	income	interest	Totals

BALANCE, December 31, 2008	3,092,899.00	$3.00	36,128,833.00	$36.00	$37,128.00	$4,902.00	$10,093.00	$(960.00)	$8,705.00	$54,330.00	$114,237.00

Net loss attributable to controlling interest							(14,159.00)				(14,159.00)
Net income attributable to noncontrolling interest										21,421.00	21,421.00
Disposal of subsidiaries										(293.00)	(293.00)
Distribution of dividend to noncontrolling shareholders										(3,305.00)	(3,305.00)
Adjustment to statutory reserve						1,925.00	(1,925.00)				-
Common stock issued for compensation			323,050.00	0.32	885.00						885.32
Common stock issued for interest payments			196,306.00	0.20	745.00						745.20
Common stock issued for repayment of debt			300,000.00	0.30	1,800.00						1,800.30
Notes converted to common stock			7,045,274.00	7.05	32,073.00						32,080.05
Make whole shares issued on notes conversion			1,795,976.00	1.80	7,085.00						7,086.80
Common stock transferred by CEO for compensation					207.00						207.00
Reduction of registered capital								960.00			960.00
Foreign currency translation adjustments									(174.00)	334.00	160.00

BALANCE, September 30, 2009, unaudited	3,092,899.00	$3.00	45,789,439.00	$46.00	$79,923.00	$6,827.00	$(5,991.00)	$-	$8,531.00	$72,487.00	$161,826.00

Net loss attributable to controlling interest							(11,085.00)				(11,085.00)
Net income attributable to noncontrolling interest										142.00	142.00
Adjustment to statutory reserve						(665.00)	665.00				-
Common stock issued for compensation			273,600.00	0.45	990.00						990.45
Common stock transferred by CEO for compensation					69.00						69.00
Common stock issued for private placement			5,555,556.00	5.56	14,606.00						14,611.56
Foreign currency translation adjustments									(195.00)	(31.00)	(226.00)

BALANCE, December 31, 2009	3,092,899.00	$3.00	51,618,595.00	$52.00	$95,588.00	$6,162.00	$(16,411.00)	$-	$8,336.00	$72,598.00	$166,328.00

Net loss attributable to controlling interest							(9,896.00)				(9,896.00)
Net loss attributable to noncontrolling interest										(5,469.00)	(5,469.00)
Distribution of dividend to noncontrolling shareholders										(3,934.00)	(3,934.00)
Noncontrolling interest acquired										(1,270.00)	(1,270.00)
Registered capital received from noncontrolling shareholders										1,182.00	1,182.00
Adjustment to special reserve						179.00				111.00	290.00
Common stock issued for compensation			571,650.00	0.57	1,810.00						1,810.57
Common stock issued for repayment of debt			928,163.00	0.93	2,403.00						2,403.93
Common stock transferred by CEO for compensation					207.00						207.00
Notes converted to common stock			1,208,791.00	1.21	3,544.00						3,545.21
Make whole shares issued on notes conversion			271,507.00	1.09	741.00						742.09
Common stock issued for accrued interest on notes			79,377.00	0.08	217.00						217.08
Foreign currency translation adjustments									2,524.00	1,241.00	3,765.00

BALANCE, September 30, 2010, unaudited	3,092,899.00	$3.00	54,678,083.00	$56.00	$104,510.00	$6,341.00	$(26,307.00)	$-	$10,860.00	$64,459.00	$159,922.00

		0.09		(1.33)	1.00	(96.00)	1.00		(0.18)	97.00	1.59

GENERAL STEEL HOLDINGS, INC. AND SUBSIDIARIES
CONSOLIDATED STATEMENTS OF CASH FLOWS
FOR THE NINE MONTHS ENDED SEPTEMBER 30,
(UNAUDITED)
(In thousands, except per share data)

	Nine months ended September 30,
	2010	2009
CASH FLOWS FROM OPERATING ACTIVITIES:
Net loss attributable to controlling interest	$(9,896.00)	$(14,159.00)
Net (loss) income attributable to noncontrolling interest	(5,469.00)	21,421.00
Consolidated net loss	(15,365.00)	7,262.00
Adjustments to reconcile net loss to cash (used in) provided by operating activities:
Depreciation and amortization	31,175.00	23,474.00
Debt extinguishment	-	(2,932.00)
Impairment of long-lived assets	1,737.00	-
Loss (Gain) on disposal of equipment	1,459.00	(3,312.00)
Stock issued for services and compensation	2,018.00	1,092.00
Make whole shares interest expense on notes conversion	1,130.00	2,754.00
Amortization of deferred note issuance cost and discount on convertible notes	17.00	56.00
Change in fair value of derivative instrument	(13,579.00)	23,228.00
Income from investment	(5,510.00)	(3,661.00)
Deferred tax assets	(5,499.00)	5,265.00
Changes in operating assets and liabilities
Notes receivable	(36,702.00)	10,826.00
Accounts receivable	(12,190.00)	(3,938.00)
Accounts receivable - related parties	-	(2,709.00)
Other receivables	1,323.00	78.00
Other receivables - related parties	(25,061.00)	15,766.00
Inventories	(44,861.00)	(161,833.00)
Advances on inventory purchases	(12,921.00)	7,918.00
Advances on inventory purchases - related parties	(52,665.00)	(15,199.00)
Accounts payable	12,513.00	26,053.00
Accounts payable - related parties	30,294.00	8,772.00
Other payables and accrued liabilities	(3,542.00)	10,565.00
Other payables - related parties	18,510.00	(2,594.00)
Customer deposits	(19,283.00)	12,995.00
Customer deposits - related parties	43,045.00	38,245.00
Taxes payable	811.00	(930.00)
Distribution payable to former shareholders	-	(4,398.00)
Net cash used in operating activities	(103,146.00)	(7,157.00)

CASH FLOWS FROM INVESTING ACTIVITIES:
Acquired long term investment	(1,277.00)	(6,593.00)
Proceeds from disposal of long-term investment	3,678.00	-
Proceeds from noncontrolling interest for registered capital	1,177.00	-
Payments made to dividend distribution	(3,835.00)	-
Dividend receivable	938.00	1,775.00
Deposits due to sales representatives	(4,028.00)	31,113.00
Cash proceeds from sales of equipment	306.00	6,253.00
Advance on equipment purchases	(12,698.00)	1,895.00
Equipments purchase and intangible assets	(56,906.00)	(103,572.00)
Net cash used in investing activities	(72,645.00)	(69,129.00)

CASH FLOWS FINANCING ACTIVITIES:
Restricted cash	9,281.00	(66,830.00)
Notes receivable - restricted	(12,530.00)	-
Borrowings on short term loans - bank	224,425.00	161,806.00
Payments on short term loans - bank	(198,770.00)	(77,074.00)
Borrowings on short term loan - others	128,115.00	104,495.00
Payments on short term loans - others	(137,413.00)	(83,759.00)
Borrowings on short term loan - related parties	91,202.00	2,932.00
Payments on short term loans - related parties	(11,783.00)	-
Borrowings on short term notes payable	573,413.00	545,164.00
Payments on short term notes payable	(531,850.00)	(471,126.00)
Net cash provided by financing activities	134,090.00	115,608.00

EFFECTS OF EXCHANGE RATE CHANGE IN CASH	1,361.00	72.00

(DECREASE) INCREASE IN CASH	(40,340.00)	39,394.00

CASH, beginning of period	82,118.00	14,895.00

CASH, end of period	$41,778.00	$54,289.00
	-
Non-cash transactions of investing and financing activities:
Share issuance for debt settlement	$2,404.00	$-